[Graphic of flags omitted]

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                      FIRST QUARTER REPORT - MARCH 31, 2000

                          [Graphic of 4 stars omitted]
               MORNINGSTAR RATED(TM) GABELLI INTERNATIONAL GROWTH
            FUND 4 STARS OVERALL AND FOR THE THREE-YEAR PERIOD ENDED
                 03/31/00 AMONG 1124 INTERNATIONAL EQUITY FUNDS.

                                                 [PHOTO OF CAESAR BRYAN OMITTED]
                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      Not surprisingly, most equity markets marked time during the first three months of 2000. The fourth quarter was a tough act to follow but international markets, for the most part, avoided a New Year hangover. Both of the largest markets outside the United States, namely Japan and the United Kingdom, declined by a small amount during the quarter. Their losses, no doubt, would have been greater had it not been for the stellar performance of the Nasdaq Composite Index, which powered ahead by a startling 12.4% during the first quarter following its strong performance at the end of last year.

      Europe produced the usual mixed bag. Sweden rose by 12.3%, lead by the performance of the telecommunications equipment supplier, L.M. Erricson. In contrast, Belgium fell by 17.6%. Germany rose 4.3%, France was flat and Switzerland fell by 5.2%. As for the rest of the world, Australia lost 7.8%, Hong Kong gained 2.5% and Latin America was the best of the emerging market regions. The dollar was roughly flat against the euro. In summary, the first quarter belonged to the Nasdaq stocks.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli International Growth Fund's (the "Fund") total return was 6.66%. The Morgan Stanley Capital International EAFE Index of international markets and Lipper International Fund Average had returns of (0.05)% and 0.73% respectively, over the same period. The Morgan Stanley EAFE Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up an impressive 59.41% over the trailing-twelve month period. The Morgan Stanley EAFE Index and Lipper International Fund Average rose 25.40% and 39.77%, respectively, over the same twelve-month period.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                          Quarter
                          ----------------------------------------
                           1st       2nd         3rd         4th       Year
                           ---       ---         ---         ---       ----
2000:  Net Asset Value    $24.34      --          --          --        --
       Total Return         6.7%      --          --          --        --
-------------------------------------------------------------------------------
1999:  Net Asset Value    $15.94    $16.38      $17.40      $22.82    $22.82
       Total Return         2.0%      2.8%        6.2%       36.9%     52.4%
-------------------------------------------------------------------------------
1998:  Net Asset Value    $17.03    $17.58      $14.74      $15.63    $15.63
       Total Return        18.3%      3.2%     (16.2)%       14.7%     17.4%
-------------------------------------------------------------------------------
1997:  Net Asset Value    $13.51    $14.67      $15.31      $14.40    $14.40
       Total Return         0.7%      8.6%        4.4%      (5.9)%      7.3%
-------------------------------------------------------------------------------
1996:  Net Asset Value    $11.71    $12.55      $12.53      $13.42    $13.42
       Total Return         6.6%      7.2%      (0.2)%        7.1%     22.2%
-------------------------------------------------------------------------------
1995:  Net Asset Value       --        --       $10.57      $10.98    $10.98
       Total Return          --        --         5.7%(b)     3.9%      9.8%(b)
-------------------------------------------------------------------------------


                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999       $0.970            $22.06
December 28, 1998       $1.260            $15.49


----------------------------------------------------
     Average Annual Returns - March 31, 2000 (a)
     -------------------------------------------
1 Year ....................................   59.41%
3 Year ....................................   26.70%
Life of Fund (b) ..........................   23.66%
----------------------------------------------------


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

      For the three-year period ended March 31, 2000, the Fund's total return averaged 26.70% annually versus average annual total returns of 16.63% and 18.02% for the Morgan Stanley EAFE Index and Lipper International Fund Average, respectively. Since inception on June 30, 1995 through March 31, 2000, the Fund had a cumulative total return of 174.77%, which equates to an average annual total return of 23.66%.

MULTI-CLASS SHARES

     Gabelli International Growth Fund, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the month ended March 31, 2000, The Gabelli International Growth Fund Class A Shares declined by 3.14% (Class B and Class C Shares have not been issued as of March 31, 2000). The Class A Shares ended the quarter with a net asset value of $24.34.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[Graphic omitted]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

HOLDINGS BY GEOGRAPHIC REGION - 3/31/00
---------------------------------------
Japan                           25.5%
Other Europe                    33.3%
United Kingdom                  18.7%
Switzerland                      7.3%
France                           7.8%
Canada                           1.1%
Australia                        2.8%
Cash                             1.9%
United States                    0.9%
South Africa                     0.7%

COMMENTARY

      As we suggested in the Fund's annual report, 1999's performance is unlikely to be repeated this year. Overall, a positive return of 6.66% for the quarter was better than could reasonably have been expected.

      For a number of reasons the investment environment has become more challenging. First, stocks have had a good run in most international markets. This is especially so for companies involved in many of the growth sectors of the economy. These, of course, are the sectors to which the Fund is attracted. On the other hand, slower growth sectors of the market have lagged badly. Therefore, some rotation from the winners to the losers can be expected and has already occurred. As a consequence, we have recently added to the Fund's pharmaceutical and financial services holdings, which are both attractively valued and have not performed well during the past year.

      Second, the Federal Reserve Board and other central banks, including the European Central Bank, are raising interest rates. Higher interest rates are generally not positive for equity markets. However, if higher interest rates slow the economy and prevent inflation from rising, equity markets should not be too adversely affected.

      Japan remains the exception to this. Short term interest rates in Japan remain effectively at zero and the ten-year government bond yields less than 2%. The authorities have stated that interest rates in Japan will remain at low levels until a self-sustaining economic recovery takes hold. Recent economic statistics suggest that a turnaround is near. Corporate investment has revived and the consumer, dormant for so long, is beginning to stir. This nascent consumer activity is based upon a rise in wages that actually had fallen significantly during the past two years. A decline in wages is a highly unusual occurrence in a developed economy.

      The Fund's holdings in Japan have been concentrated in non-manufacturing sectors such as broadcasting, telecommunications and information software, all of which had performed well through the beginning of February. Since then, the share prices of many of these companies have fallen dramatically, largely due to what we believe is the "Softbank and Hikari Tsushin effect". These two stocks became the darlings of investors in Japan during the second half of 1999. As the stocks appreciated in value, more investors got sucked in. As the stock prices continued to climb, the more other investors, fearful of being left behind, climbed aboard. Softbank's share price went from (Y)40,000 in October to
(Y)198,000 on February 15, 2000. At around that time, a well-known analyst put a price target of (Y)400,000 on the shares. Good call? No. The current price is back to about (Y)40,000 again. Hikari Tsushin's price decline has been even more dramatic. The problem for us was that on the way down, Softbank and Hikari Tsushin kept falling "limit down" with no trades taking place. As a consequence, traders and investors had to sell other securities in the same broad sector to raise cash. When this process ends, we expect our investments to recover. Many of the companies in which we invest have a proprietary product, and are growing at rates over 20% and trade on reasonable multiples of earnings. We believe that we have suffered collateral damage. Incidentally, the Fund did own Softbank, which has a portfolio of equity and venture capital investments, when it was trading at a discount to its investments. We sold the shares at around (Y)20,000 in the spring of 1999, obviously a little early.

      Looking ahead, we expect the portfolio to remain concentrated in the European markets. We believe these markets should provide attractive returns as the European economy becomes more competitive following the introduction of the euro. We anticipate many industries continuing their consolidation, including telecommunications and media. We believe the takeover of Mannesmann by Vodafone is only the beginning. Two recent media deals have validated the high valuations accorded to media properties in Europe. Here again, we expect further transactions that will benefit our portfolio holdings.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2000.

ALLIANZ AG (ALVG.F - $407.44 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS is Italy.

Allianz controls significant stakes in a number of leading financial companies in Germany and will be at the center of any reorganization of corporate Germany.

AUDIOFINA (AUDK.LU - $123.05 - LUXEMBOURG STOCK EXCHANGE) is a Luxembourg-based European entertainment company. The company holds 49.85% of CLT-UFA, which owns 22 television channels with 120 million daily viewers and 18 radio stations with 25 million daily listeners. CLT-UFA also holds the broadcasting and marketing rights to numerous European sports teams. The recent agreement merging Pearson plc's television assets with CLT-UFA will strengthen the company's position globally.

CABLE & WIRELESS PLC (CWP - $56.00 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Major subsidiaries include Hong Kong Telecommunications (HKT - $25.75 - NYSE) (54% owned); the publicly traded, U.K.-based company, Cable & Wireless Communications (CWZ - $85.00 - NYSE) (53% owned), which is the largest cable system operator in the U.K.; and Cable & Wireless Optus in Australia. CWZ owns 100% of Mercury Communications, the second largest provider of telecommunications services in Britain, and is a majority stakeholder in Bell Cable Media, Nynex CableComms and Videotron Holdings plc. In August, the company agreed to sell Cable & Wireless Communications' consumer business to NTL Inc. (NTLI - $92.8125 - Nasdaq) for 8 billion pounds, and will retain its data assets including Mercury Communications. In late February, Pacific Century Cyberworks (1186 - $2.34 - Hong Kong Stock Exchange) offered to acquire Cable & Wireless HKT. Hong Kong Telecom is the dominant telecommunications service provider in Hong Kong. Cable & Wireless has dramatically expanded its global Internet presence with its September 1998 acquisition of Internet MCI for $1.75 billion and its recently announced acquisition of eight Internet service providers in Europe.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $2,541.58 - ZURICH STOCK EXCHANGE) is one of the world's leading luxury goods companies with such brand names as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values RIFZ.S's wholly owned luxury goods business at a significant discount to other luxury goods producers.

GRANADA GROUP PLC (GAA.L - $10.71 - LONDON STOCK EXCHANGE) is a dominant media and hospitality company in the U.K. The company is focusing its efforts on building leading brands that offer a full range of products and services in their markets. Granada operates Ondigital with its partner Carlton Communications and Granada Sky Broadcasting with its partner BSkyB. These pay television initiatives complement Granada's programming expertise, positioning the company to take advantage of the growth in the pay television sector.

INVIK & CO. (INVIKA - $144.89 - STOCKHOLM STOCK EXCHANGE) is a holding company based in Sweden. The company currently trades at a discount to its underlying assets. Nearly all of Invik's investments are in other publicly traded companies. The most important investment is Netcom, which is a full service telecommunications company based in Sweden. Other investments include Kinnevik and MTG. Management has a successful record of building shareholder value.

NINTENDO CO. LTD. (7974.T - $175.78 - TOKYO STOCK EXCHANGE) is best known for its hand-held game machine called Game Boy. Nintendo is expected to soon introduce its next generation Game Boy which is likely to have interactive capabilities. In addition, the company is also expected to introduce a replacement for the Nintendo 64 system to be called Dolphin. Nintendo is the leading electronic games company and has a very strong balance sheet with a large amount of net cash.

NOKIA CORP. (NOK - $217.25 - NYSE) is the world's leading mobile phone supplier as well as a developer and manufacturer of fixed and cellular networks and a provider of related customer services. The company is benefiting from a growing global cellular market and is also working to shape the mobile Internet through partnerships with leading software companies.

NRJ SA (NRJ.PA - $742.10 - PARIS STOCK EXCHANGE), based in Paris, is a major force in the European radio industry. The company was founded in 1981 and currently owns and operates one of the leading French radio networks, the NRJ network. NRJ also owns a majority of the Nostalgie Network in France and manages the Cherie FM and Rire and Chanson networks. The company has been an active acquirer of radio networks outside of France. Today, it has operations in Germany, Sweden, Finland, Norway, Belgium, Switzerland, Austria and Denmark. In 2000, the company announced a restructuring and merger with Group Sonopar, which owns 42% of NRJ, that will consolidate the ownership of the stations currently managed by NRJ, including Group Sonopar owned networks Cherie FM and Rire and Chanson.

NTT MOBILE COMMUNICATION NETWORK INC. (9437.T - $40,999.17 - TOKYO STOCK EXCHANGE) is Japan's leading mobile communications provider. The company provides cellular service, paging service, satellite mobile communications, and the Personal Handyphone System ("PHS") mobile computing platform. NTT continues to benefit from the growing trend of mobile data transmission as its I-Mode system gains popularity. NTT Mobile Communications is now well known as NTT DoCoMo in Japan.

OBIC CO. LTD. (4684.T - $701.17 - TOKYO STOCK EXCHANGE) provides computer system integration, office automation, consultation, and system support services for small and medium size companies. The company also trades, sells, leases and maintains computer, peripheral and related systems in addition to developing customized software and network systems. Obic has sales ties with Fujitsu, Mitsubishi Electric, Hewlett-Packard, and IBM and is also well positioned to benefit from proprietary software systems.

PEARSON PLC (PSON.L - $34.73 - LONDON STOCK EXCHANGE) is a leading global publisher with many strong brands. The company has tripled the size of its educational publishing unit through the Simon & Schuster acquisition as well as seen its Financial Times Group flourish both in print and electronically. Pearson will continue to grow as the company positions itself ahead of the trends that are shaping the industry. The company recently merged its television assets with CLT-UFA, Europe's largest over the air broadcaster, in exchange for a 22% interest in Audiofina.

ROCHE HOLDING AG (ROCZG.S - $10,864.14 - ZURICH STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately sixty percent of sales, vitamins and fine chemicals comprise approximately fifteen percent, diagnostics roughly nineteen percent and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from the Boehringer Mannheim acquisition.

TELECOM ITALIA MOBILE SPA (TIM.MI - $12.2758 - MILAN STOCK EXCHANGE), is the leading mobile communications provider in Italy, one of the most highly penetrated markets in the world, with more than 18 million subscribers. The company has seen good response to its initial wireless data application products including short messaging services. The company began trading as a public company in July 1998 following a carve-out by its parent Telecom Italia (TIT.MI
- $14.9378 - Milan Stock Exchange), the national provider of wired local and long distance service in Italy. Telecom Italia Mobile continues to succeed in a stable competitive environment that includes two established competitors, Omnitel and Wind, as well as a new emerging competitor. The Italian government will award additional licenses designated UMTS licenses in the near future. These will provide existing operators the opportunity to acquire additional capacity for the provision of high bandwidth services and create an opportunity for new competitive entry.

VIVENDI (EX - $115.38 - PARIS STOCK EXCHANGE) is a Paris based company which was originally involved in the utility business. Cash flow from running municipal water and waste operations has been reinvested in media and telephony operations. Its telephony business is conducted through Cegetel and SFR in France. In the media sector, Vivendi owns Havas, a leading publisher, and significant equity stakes in Europe's two leading pay television companies--Canal Plus and BspyB. More recently, the company has undertaken a number of Internet initiatives, including a joint venture with Vodafone AirTouch to develop a multi access portal (MAP).

VODAFONE AIRTOUCH PLC (VOD - $55.5625 - NYSE; VOD - $5.5499 - LONDON STOCK EXCHANGE) is the world's largest mobile telecommunications company with more than 28 million subscribers in 23 countries. The defining event in Vodaphone's history was the completion of its acquisition of AirTouch, of the United States, during 1999. Vodaphone continues to engage in acquisitions and alliances on a global basis. In Germany, it recently closed the acquisition of Mannesman, an industrial company transformed a telecommunications company. In the United States, it recently completed the merger of its U.S. wireless operations with those of Bell Atlantic to create a seamless national provider. In Japan, it has invested $550 million in nine of Japan's regional cellular operators. Vodaphone has also established itself as a leader in the delivery of mobile Internet services through its formation of MAP in alliance with Vivendi of France, the parent of pay TV and media company Canal Plus.

MINIMUM INITIAL INVESTMENT -- $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                              Sincerely,

                                              /S/ CAESAR BRYAN

                                              CAESAR BRYAN
                                              President and Portfolio Manager

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
             Vodafone AirTouch plc                 Nokia Corp.
             Vivendi                               NRJSA
             Invik & Co. AB                        Allianz AG
             Compagnie Financiere Richemont AG     Obic Co. Ltd.
             Telecom Italia Mobile SpA             Pearson plc
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              COMMON STOCKS -- 97.0%
              BROADCASTING -- 7.3%
      9,000   Audiofina ......................  $ 1,107,406
    100,000   Granada Group plc ..............    1,070,957
      3,000   Nippon Broadcasting System Inc.       237,230
      3,000   Nippon Broadcasting System Inc.,
               New Shares+ ...................      237,230
      1,650   NRJ SA .........................    1,224,467
     25,000   Tokyo Broadcasting System Inc. .      986,025
                                                -----------
                                                  4,863,315
                                                -----------
              BUILDING AND CONSTRUCTION -- 1.5%
     55,000   CRH plc ........................      990,107
                                                -----------
              BUSINESS SERVICES -- 5.1%
      5,833   Reuters Holdings plc, ADR ......      696,314
      9,000   Secom Co. Ltd. .................      771,291
     17,000   Vivendi ........................    1,961,541
                                                -----------
                                                  3,429,146
                                                -----------
              CABLE -- 3.2%
      9,968   NTL Inc.+ ......................      925,155
     81,818   TeleWest Communications plc+ ...      627,372
      8,000   UnitedGlobalCom Inc., Cl. A+ ...      600,500
                                                -----------
                                                  2,153,027
                                                -----------
              COMMUNICATIONS EQUIPMENT -- 5.0%
     10,000   Alcatel Alsthom SA, ADR ........      438,125
      7,500   Ericsson (L.M.) Telephone Co.,
               Cl. B, ADR ....................      703,594
     20,000   Furukawa Electric Co. Ltd. .....      335,979
      6,000   Nokia Corp., Cl. A, ADR ........    1,303,500
      6,000   Telelogic AB+ ..................      542,483
                                                -----------
                                                  3,323,681
                                                -----------
              COMPUTER HARDWARE -- 1.0%
      1,000   Logitech International SA+ .....      632,237
                                                -----------
              COMPUTER SOFTWARE AND SERVICES -- 9.3%
          2   Acces Co. Ltd.+ ................      325,267
      4,000   Aldata Solutions Oyj+ ..........      360,039
      4,000   Aspiro Information AB+ .........      173,873
      3,000   Comptel Oyj+ ...................      332,078
      6,000   Cresco Ltd. ....................      701,173
      3,000   Justsystem Corp. ...............      230,803
      5,000   Logica plc .....................      168,805
         23   Net One Systems Co. Ltd. .......      810,732
      9,300   NetCom ASA+ ....................      464,807
      1,600   Obic Co. Ltd. ..................    1,121,878
      9,000   Square Co. Ltd. ................      929,055
      9,000   Sumisho Computer Systems Corp. .      560,939
                                                -----------
                                                  6,179,449
                                                -----------


                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              CONSUMER PRODUCTS -- 6.0%
      2,500   Christian Dior SA ..............  $   578,600
        570   Compagnie Financiere Richemont
               AG, Cl. A .....................    1,448,702
      6,000   Nintendo Co. Ltd. ..............    1,054,682
        800   Swatch Group AG ................      933,137
                                                -----------
                                                  4,015,121
                                                -----------
              ELECTRONICS -- 6.5%
     33,000   Fujitsu Ltd. ...................    1,012,319
      5,500   Philips Electronics NV .........      924,802
      5,000   Sony Corp. .....................      706,043
      5,000   Sony Corp., New Shares+ ........      710,912
      5,500   STMicroelectronics NV ..........    1,011,173
                                                -----------
                                                  4,365,249
                                                -----------
              EDUCATIONAL SERVICES -- 0.9%
      3,200   Benesse Corp. ..................      333,447
      3,200   Benesse Corp., New Shares+ .....      281,404
                                                -----------
                                                    614,851
                                                -----------
              ENERGY AND UTILITIES -- 1.4%
     56,000   BP Amoco plc ...................      511,448
      2,944   Total Fina Elf .................      441,178
                                                -----------
                                                    952,626
                                                -----------
              ENTERTAINMENT -- 2.3%
      3,605   Avex Inc. ......................      686,349
    100,000   Publishing & Broadcasting Ltd. .      848,563
                                                -----------
                                                  1,534,912
                                                -----------
              EQUIPMENT AND SUPPLIES -- 1.6%
     23,000   THK Co. Ltd. ...................    1,057,214
                                                -----------
              FINANCIAL SERVICES-- 11.8%
      3,000   Allianz AG .....................    1,222,312
     52,005   Bank of Ireland ................      370,992
     55,000   Bank of Scotland ...............      621,872
     12,300   Invik & Co. AB, Cl. B ..........    1,782,195
    110,000   Irish Life & Permanent plc,
               London ........................    1,001,126
      3,000   Jafco Co. Ltd. .................      671,958
     40,000   Nikko Securities Co. Ltd. ......      605,346
     33,000   Prudential Corp. plc ...........      497,410
     23,000   Skandia Forsakrings AB .........    1,090,414
                                                -----------
                                                  7,863,625
                                                -----------
              HEALTH CARE -- 8.7%
     13,500   AstraZeneca plc, London ........      545,854
     14,126   AstraZeneca plc, Stockholm .....      571,459
      2,000   AstraZeneca plc, ADR ...........       81,000
     31,000   Glaxo Wellcome plc .............      886,147
        600   Novartis AG ....................      820,766
         95   Roche Holding AG ...............    1,032,093

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              COMMON STOCKS (CONTINUED)
              HEALTH CARE (CONTINUED)
     15,000   Sanofi-Synthelabo SA ...........  $   572,375
     50,000   SmithKline Beecham plc .........      659,296
      9,000   Takeda Chemical Industries Ltd.       639,821
                                                -----------
                                                  5,808,811
                                                -----------
              METALS AND MINING -- 1.0%

      1,500   Anglogold Ltd. .................       71,838
      5,000   Anglogold Ltd., ADR ............      120,000
     31,081   Antofagasta Holdings plc .......      195,016
     37,500   Harmony Gold Mining Co. Ltd. ...      218,040
      7,500   Harmony Gold Mining Co. Ltd., ADR      45,937
                                                -----------
                                                    650,831
                                                -----------
              PUBLISHING -- 6.8%
     30,000   Arnoldo Mondadori Editore SpA ..      765,561
      4,060   Computec Media AG ..............      159,394
     91,573   Independent News & Media plc, Dublin  898,779
     10,000   Independent News & Media plc, London   97,700
     67,037   News Corp. Ltd. ................      936,023
     32,000   Pearson plc ....................    1,111,438
     24,000   Schibsted ASA ..................      594,066
                                                -----------
                                                  4,562,961
                                                -----------
              TELECOMMUNICATIONS -- 10.3%
     54,000   Cable & Wireless plc ...........    1,013,022
         15   DDI Corp. ......................      122,559
      1,000   e.Biscom SpA+ ..................      263,326
     21,000   HPY Holding - HTF Holding Oyj
               Abp, Cl. A ....................      879,749
         20   Japan Telecom Co. Ltd. .........      847,251
      1,500   KDD Corp. ......................      126,211
      9,000   KPN NV .........................    1,031,138
    220,000   Olivetti SpA+ ..................      789,979
     25,000   Panafon Hellenic Telecom SA, GDR      363,125
     15,000   Rogers Communications Inc., Cl. B+    443,909
     10,000   Rogers Communications Inc.,
               Cl. B, ADR+ ...................      298,125
     27,205   Telefonica SA ..................      687,724
                                                -----------
                                                  6,866,118
                                                -----------
              TRANSPORTATION -- 0.3%
     15,637   MIF Ltd.+ ......................      177,788
                                                -----------
              WIRELESS COMMUNICATIONS -- 7.0%

         23   NTT Mobile Communications
               Network Inc. ..................      942,981
    110,000   Telecom Italia Mobile SpA ......    1,350,337
    206,376   Vodafone AirTouch plc ..........    1,145,360
     21,675   Vodafone AirTouch plc, ADR .....    1,204,317
                                                -----------
                                                  4,642,995
                                                -----------
              TOTAL COMMON STOCKS ............   64,684,064
                                                -----------


                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              PREFERRED STOCKS -- 1.4%
              BROADCASTING -- 1.4%
      8,000   ProSieben Media AG, Pfd. .......  $   915,418
                                                -----------
 PRINCIPAL
  AMOUNT
 ---------
              U.S. GOVERNMENT OBLIGATIONS -- 1.9%
 $1,281,000   U.S. Treasury Bills,
               5.76% to 5.94%++,
               due 04/27/00 to 06/15/00 ......    1,272,954
                                                -----------
              TOTAL INVESTMENTS -- 100.3%
                (Cost $47,137,879) ...........   66,872,436

              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.3)% ..     (203,125)
                                                -----------
              NET ASSETS -- 100.0%
                (2,738,615 shares outstanding)  $66,669,311
                                                ===========
------------------------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

                                     % OF
                                    MARKET         MARKET
   GEOGRAPHIC DIVERSIFICATION        VALUE          VALUE
   --------------------------       ------         ------
  Europe .......................     67.1%      $44,872,746
  Japan ........................     25.5%       17,046,100
  North America ................      3.9%        2,615,488
  Asia/Pacific Rim .............      2.8%        1,882,286
  South Africa .................      0.7%          455,816
                                    -----       -----------
                                    100.0%      $66,872,436
                                    =====       ===========

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities -- market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world -- targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
          Mario J. Gabelli, CFA           Werner J. Roeder, MD
          CHAIRMAN AND CHIEF              MEDICAL DIRECTOR
          INVESTMENT OFFICER              LAWRENCE HOSPITAL
          GABELLI ASSET MANAGEMENT INC.

          Anthony J. Colavita             Anthonie C. van Ekris
          ATTORNEY-AT-LAW                 MANAGING DIRECTOR
          ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

          Karl Otto Pohl
          FORMER PRESIDENT
          DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGERS

          Caesar Bryan                    Bruce N. Alpert
          PRESIDENT AND                   VICE PRESIDENT
          PORTFOLIO MANAGER               AND TREASURER

          James E. McKee
          SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Willkie Farr &Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
GAB009Q100SR


                                             [Photo of Mario J. Gabelli omitted]

GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000